UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  July 18, 2017

                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202               46-5221947
----------------------   -----------------------------------  ------------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sale of Equity Securities.

     On July 18, 2017, the Company's directors authorized the Company's Series A preferred stock. The designation of the rights, preferences and limitations of the Series A preferred stock is filed as Exhibit 4.4 to this report. Each Series A preferred share is convertible into one share of the Company's common stock.

     On July 18, 2017, the Company issued shares of its Series A preferred stock to the persons, in the amounts and for the consideration shown below.

                                       Series A
            Name                    Preferred Share   Consideration

            Earnest Blackmon            1,000            $1,100
            Chad Ruby                     500            $  550
            Tony Verzura                  500            $  550


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      See Item 3.02 of this report.


Item 9.01   Financial Statements and Exhibits

Exh. No.    Description
--------    -----------

   4.4      Certificate of Designation of Series A Preferred Stock

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  July 19, 2017                By: /s/ Earnest Blackmon
                                         -----------------------------
                                         Earnest Blackmon
                                         Chief Executive Officer